Exhibit 99.2

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information of Latitude 360, Inc. (formerly Kingdom Koncrete) (“The Company”) and Latitude Global, Inc. (“L360”) has been prepared by applying pro forma adjustments to the Company’s historical financial statements appearing in Exhibit 99.1 in this Current Report on Form 8-K/A and to the Company historical financial statements appearing in our Annual Report on Form 10-K for the years ended December 31, 2013 and 2012, previously filed with the Securities and Exchange Commission. The unaudited pro forma combined balance Sheets of L360 and the Company give effect to the Agreement and Plan of Merger (the Merger) as if it occurred on January 1, 2012.

The unaudited pro forma combined financial information does not purport to represent what r the Company’s financial condition or results of operations would have been had the Merger actually occurred on the dates indicated, nor do they purport to project the Company's financial condition or results of operations as of any future date or for any future period. The unaudited pro forma combined financial information should be read in conjunction with the information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the audited financial statements of Global as included in Exhibit 99.1 of this Current Report on Form 8-K/A, and the assumptions underlying the pro forma adjustments as described in the accompanying notes.

The Merger will be accounted for in accordance with ASC 805, Business Combinations. The pro forma information presented is based on preliminary estimates, available information and certain assumptions. The unaudited pro forma combined income statements do not reflect any non-recurring charges or gains that we have recorded or may record in connection with the Merger. However, these non-recurring items have been reflected in the audited consolidated statements of income of L360 and the Company included in the Annual Report on Form 10-K for the year ended December 31, 2013.

The final purchase price allocation is dependent on, among other things, the finalization of asset and liability valuations. As of the date of this filing, we have not completed the valuation studies necessary to finalize the estimates of the fair values of the assets we acquired and liabilities we assumed and the related allocation of purchase price. We have allocated the total estimated purchase price based on preliminary estimates of their fair values as described in Note i of the unaudited pro forma combined balance sheets. Any final adjustment will change the allocations of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma combined financial information, including a change to the amortization of tangible and identifiable intangible assets.

1

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Historical
	May 30, 2014			Unaudited
				Pro forma
	Kingdom Koncrete, Inc.	Latitude 360	Proforma Adjustments	May 30, 2014
ASSETS
Current assets:
Cash	6,320	$11,964	$-	$18,284
Accounts receivable	-	445,887	-	445,887
Other receivables	-	2,013,196	-	2,013,196
Inventories	2,000	277,333	-	279,333
Prepaid expenses	-	18,702	-	18,702
Total current assets	8,320	2,767,082	-	2,775,402

Property and equipment - net	7,807	48,343,744	-	48,351,551
Idle Property and equipment - net	-	2,010,083	-
Resticted cash	-	320,461	-
Other assets	-	586,812	-
Assets of discontiued operations	-	-	-	-
	7,807	51,261,100	-	48,351,551

Total assets	$16,127	$54,028,182	$-	$51,126,953

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	-	$12,540,311	$-	$12,540,311
Accounts payable - construction related	-	-	-	-
Accrued expenses	2,866	3,305,827	-	3,308,693
Accrued compensation - related party	-	1,621,437	-	1,621,437
Deferred rent	-	19,700	-	19,700
Interest payable	0	1,783,640	-	1,783,640
Obligations under capital leases	-	2,784,115	-	2,784,115
Due to related parties	67,374	84,935	-	152,309
Short term notes payable	-	2,828,984	-	2,828,984
Total current liabilities	70,240	24,968,949	-	25,039,189

Deferred rent	-	243,360	-	243,360
Notes payable, net	-	18,551,902	-	18,551,902
Obligations under capital leases	-	20,215,641	-	20,215,641
Dividends payable	-	2,669,742	-	2,669,742
	-	41,680,645	-	41,680,645
Total liabilties

Stockholders' equity:
Series A Preferred Stock	-	31,116,024	-	31,116,024
Common Stock	24,554	42,463	-	67,017
Additional paid-in capital	-	76,037,851	-	76,037,851
Retained earnings	(78,667)	(119,817,750)	-	(119,896,417)
Total stockholders' equity	(54,113)	(12,621,412)	-	(12,675,525)

Total liabilities and stockholders' equity	$16,127	$54,028,182	$-	$54,044,309

2

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Historical
	May 30, 2014					Unaudited
						Pro forma
	Kingdom Koncrete, Inc.		Latitude 360	Proforma Adjustments		May 30, 2014

Net Sales	$71,974		$7,529,692	$(7,529,692)	i	$71,974

Cost and Expenses:
Cost of Sales	35,809		1,462,271	(1,462,271)	i	35,809
Labor	-		2,551,456	(2,551,456)	i	-
Occupancy and relates costs	8,529		1,828,337	(1,828,337)	i	8,529
Depreciation and Amortization	2,320		956,778	(956,778)	i	2,320
Selling, general and administrative expenses	32,422		6,235,403	(6,235,403)	i	32,422
Total operating expenses	79,079		13,034,245	(13,034,245)		79,079

Loss from operations	(7,104)		(5,504,553)	5,504,553		(7,104)

Other (income)/expense
Interest expense	-		(1,067,242)	1,067,242	i	-
Gain from fixed assets sold	-		357	(357)	i	-

Net loss from continued operations	(7,104)		(4,437,668)	4,437,668		(7,104)

Discontinued Operations
Loss from discontinued operations	-		505,158	(505,158)	i	-

Net Loss	$(7,104)		$(4,942,826)	$4,942,826		$(7,104)

		i	Adjustment to merge the companies

3

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Historical
	Dic 31, 2013			Unaudited
				Pro forma
	Kingdom Koncrete, Inc.	Latitude 360	Proforma Adjustments	Dic 31, 2013
ASSETS
Current assets:
Cash	$10,199	$170,950	$-	$181,149
Accounts receivable	-	143,538	-	143,538
Other receivables	-	781,820	-	781,820
Inventory	500	269,680	-	270,180
Prepaid insurance	-	23,447	-	23,447
Total current assets	10,699	1,389,435	-	1,400,134

Property and equipment - net	10,127	47,873,119	-	47,883,246
Idle Property and equipment - net	-	2,010,083	-
Resticted cash	-	318,646	-
Other assets	-	381,812	-	381,812
Assets of discontiued operations	-	-	-	-
	10,127	50,583,660	-	48,265,058

Total assets	$20,826	$51,973,095	$-	$49,665,192

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	$3,609	$9,539,512	$-	$9,543,121
Accounts payable - construction related	-	8,213,599	-	8,214,058
Accrued expenses	459	3,888,155	-	3,888,155
Accrued compensation - related party	-	1,621,437	-	1,621,437
Deferred rent	-	19,700	-	19,700
Interest payable	-	3,555,745	-	3,555,745
Obligations under capital leases	-	2,784,115	-	2,784,115
Due to related parties	-	274,317	-	274,317
Short term notes payable	-	27,237,493	-	27,237,493
Total current liabilities	4,068	57,134,073	-	57,138,141

Deferred rent	-	239,854	-	239,854
Notes payable, net	67,689	-	-	67,689
Capital leases	-	20,584,091	-	20,584,091
Dividends payable	-	2,020,361	-	2,020,361
	67,689	22,844,306	-	22,911,995
Total liabilties

Stockholders' equity:
Series A Preferred Stock	-	12,457,517	-	12,457,517
Common Stock	5,722	41,880	-	47,602
Additional paid-in capital	275,082	75,356,381	-	75,631,463
Retained earnings	(331,735)	(115,861,062)	-	(116,192,797)
Total stockholders' equity	(50,931)	(28,005,284)	-	(28,056,215)

Total liabilities and stockholders' equity	$20,826	$51,973,095	$-	$51,993,921

4

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Historical
	Dic 31, 2013					Unaudited
						Pro forma
	Kingdom Koncrete, Inc.		Latitude 360	Proforma Adjustments		Dic 31, 2013

Net Sales	$121,344		$18,429,900	$(18,429,900)	i	$121,344

Cost and Expenses:
Cost of Sales	57,475		3,933,125	(3,933,125)	i	57,475
Compensation expenses	-		10,681,992	(10,681,992)	i	-
Occupancy and relates costs	-		1,955,020	(1,955,020)	i	-
Professional fees			1,391,035	(1,391,035)	i	-
Depreciation and Amortization	4,639		4,264,771	(4,264,771)	i	4,639
Selling, general and administrative expenses	94,072		10,750,027	(10,750,027)	i	94,072
Total operating expenses	156,186		32,975,970	(32,975,970)		156,186

Loss from operations	(34,842)		(14,546,070)	14,546,070		(34,842)

Other (income)/expense
Interest expense	-		(46,073,871)	46,073,871	i	-
Loss on modification of indebtedness	-		(1,082,709)	1,082,709	i	-
Loss on disposition of assets			(3,280)	3,280	i	-
Net loss from continued operations	(34,842)		(61,705,930)	61,705,930		(34,842)

Discontinued Operations
Loss from discontinued operations	-		(2,989,770)	2,989,770	i	-

Net Loss	$(34,842)		$(64,695,700)	$64,695,700		$(34,842)

		i	Adjustment to merge the companies

5

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Historical
	Dic 31, 2012			Unaudited
				Pro forma
	Kingdom Koncrete, Inc.	Latitude 360	Proforma Adjustments	Dic 31, 2012
ASSETS
Current assets:
Cash	$22,160	$138,374	$-	$160,534
Accounts receivable	-	108,322	-	108,322
Other receivables	-	1,261,270	-	1,261,270
Inventories	2,464	312,937	-	315,401
Prepaid expenses	1,150	11,975	-	13,125
Total current assets	25,774	1,832,878	-	1,858,652

Property and equipment - net	16,766	48,772,242	-	48,789,008
Idle Property and equipment - net	-	1,622,154	-	1,622,154
Resticted cash	-	2,320,326	-
Other assets	-	265,915	-
Assets of discontiued operations	-	1,231,876	-	1,231,876
	16,766	54,212,513	-	51,643,038

Total assets	$42,540	$56,045,391	$-	$53,501,690

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
Accounts payable	-	$8,214,553	$-	$8,214,553
Accounts payable - construction related	-	16,007,611	-	16,007,611
Accrued expenses	41,295	829,930	-	871,225
Accrued compensation - related party	678	1,600,000	-	1,600,678
Deferred rent	-	19,700	-	19,700
Interest payable	-	1,514,024	-	1,514,024
Obligations under capital leases	-	1,538,372	-	1,538,372
Due to related parties	32,745	168,612	-
Short term notes payable	-	18,523,894	-	18,523,894
Total current liabilities	74,718	48,416,696	-	48,290,057

Deferred rent	-	696,054	-	696,054
Capital leases	-	20,204,913	-	20,204,913
Dividends payable	-	996,100	-	996,100
	-	21,897,067	-	21,897,067
Total liabilties

Stockholders' equity:
Series A Preferred Stock	-	8,268,044	-	8,268,044
Common Stock	5,722	34,644	-	40,366
Additional paid-in capital	275,082	27,570,041	-	27,845,123
Retained earnings	(312,982)	(50,141,101)	-	(50,454,083)
Total stockholders' equity	(32,178)	(14,268,372)	-	(14,300,550)

Total liabilities and stockholders' equity	$42,540	$56,045,391	$-	$55,886,574

6

Latitude 360, Inc
(Formerly Kingdom Konkrete, Inc.)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

		Historical
		Dic 31, 2012				Unaudited
						Pro forma
		Kingdom Koncrete, Inc.	Latitude 360	Proforma Adjustments		Dic 31, 2012

Net Sales		$140,833	$8,137,175	$(8,137,175)	i	$140,833

Cost and Expenses:
Cost of Sales		66,621	2,272,304	(2,272,304)	i	66,621
Labor		-	13,002,006	(13,002,006)	i	-
Occupancy and relates costs		-	1,573,966	(1,573,966)	i	-
Professional fees			1,572,691	(1,572,691)	i	-
Depreciation and Amortization		4,640	1,051,077	(1,051,077)	i	4,640
Selling, general and administrative expenses		73,301	7,951,188	(7,951,188)	i	73,301
Total operating expenses		144,562	27,423,232	(27,423,232)		144,562

Loss from operations		(3,729)	(19,286,057)	19,286,057		(3,729)

Other (income)/expense
Interest expense		-	(16,108,755)	16,108,755	i	-
Loss on modification of indebtedness		-	(294,219)	294,219	i	-

Net loss from continued operations		(3,729)	(35,689,031)	35,689,031		(3,729)

Discontinued Operations
Loss from discontinued operations		-	(1,102,819)	1,102,819	i	-

Net Loss		$(3,729)	$(36,791,850)	$36,791,850		$(3,729)

	i	Adjustment to merge the companies

7